UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2015

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 19, 2015, CenturyLink, Inc. (“CenturyLink”) completed its previously-announced private offering of $500 million aggregate principal amount of its unsecured 5.625% Senior Notes, Series X, due 2025 (the “Senior Notes”) in accordance with a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

After deducting fees and its estimated offering expenses, CenturyLink expects to receive net proceeds from the sale of the Senior Notes of approximately $494 million. CenturyLink plans to use the net proceeds to repay a portion of the indebtedness outstanding under its $2.0 billion revolving credit facility, which is scheduled to expire in December 2019.

The Senior Notes were issued pursuant to an indenture dated as of March 31, 1994 between CenturyLink and Regions Bank, as trustee (the “Trustee”), as heretofore supplemented through the Tenth Supplemental Indenture, dated as of March 19, 2015, between CenturyLink and the Trustee (the “Supplemental Indenture”). The terms of the Senior Notes, including CenturyLink’s rights to redeem the Senior Notes under certain circumstances and CenturyLink’s obligations to offer to repurchase the Senior Notes under certain other circumstances, are set forth in the Supplemental Indenture.

In connection with the issuance of the Senior Notes, CenturyLink entered into certain agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, in their capacities as the initial purchasers of the Senior Notes, including a registration rights agreement (the “Registration Rights Agreement”) dated as of March 19, 2015, whereby CenturyLink agreed to offer to exchange the Senior Notes for a new issue of substantially identical notes registered under the Securities Act.

Under the Registration Rights Agreement, CenturyLink is required, at its own cost, to file an exchange offer registration statement with the Securities and Exchange Commission, to use its commercially reasonable efforts to cause the exchange offer registration statement to be declared effective and to use its commercially reasonable efforts to consummate the exchange offer by March 19, 2016. Under this agreement, CenturyLink is required to use its commercially reasonable efforts to keep the exchange offer registration statement continuously effective for a period ending on the earlier of (i) 180 days from the date on which the exchange offer registration statement is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. In the event CenturyLink breaches certain of its obligations under the Registration Right Agreement, it could be obligated to pay additional interest to the holders of the Senior Notes.

The above descriptions are qualified in their entirety by reference to the Supplemental Indenture, the Registration Rights Agreement and the form of the Senior Notes, copies of which are filed as exhibits hereto and incorporated herein by reference.

In reviewing the agreements included as exhibits to this report, please note that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about CenturyLink or the other parties to the agreements. Certain of the agreements contain representations and warranties by one or more of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in any instance be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about CenturyLink may be found elsewhere in CenturyLink’s public filings, which are available without charge through the SEC’s website at http://www.sec.gov. See the press releases included as Exhibits 99.1 and 99.2 for more information.

Forward-Looking Statements

This report includes certain forward-looking statements that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to changes in CenturyLink’s cash requirements or financial position; changes in general market, economic, tax, regulatory or industry conditions; and other risks referenced from time to time in CenturyLink’s filings with the Securities and Exchange Commission. There can be no assurances that the post-closing transactions described in this report will be consummated on the terms described herein or at all. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink to identify all such factors, nor can CenturyLink predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. CenturyLink undertakes no obligation to update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this current report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, Chief Administrative Officer,
General Counsel and Secretary

Dated: March 19, 2015

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of March 31, 1994, between CenturyLink, Inc. and Regions Bank, as Trustee (incorporated by reference to Exhibit 4.4(a) to CenturyLink, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014).

4.2*	Tenth Supplemental Indenture, dated as of March 19, 2015, between CenturyLink, Inc. and Regions Bank, as Trustee.

4.3	Form of 5.625% Senior Note, Series X, due 2025 (included in Exhibit 4.2).

4.4*	Registration Rights Agreement, dated as of March 19, 2015, by and among CenturyLink, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

99.1	Press release dated March 12, 2015, announcing the commencement of CenturyLink, Inc.’s private offering of senior notes (incorporated by reference to Exhibit 99.1 to CenturyLink, Inc.’s Current Report on Form 8-K filed March 12, 2015).

99.2	Press release dated March 12, 2015, announcing the pricing of CenturyLink, Inc.’s private offering of senior notes (incorporated by reference to Exhibit 99.1 to CenturyLink, Inc.’s Current Report on Form 8-K filed March 12, 2015).

*	Filed herewith.